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                                                                    EXHIBIT 10.3

                      SECOND AMENDMENT TO MASTER AGREEMENT


         THIS SECOND AMENDMENT TO MASTER AGREEMENT ("Second Amendment") is made as of the 6th day of February, 1997, among Interstate Hotels Corporation, a Pennsylvania corporation ("IHC"), Crossroads/Memphis Partnership, L.P., a Delaware limited partnership (the "Partnership"), Crossroads/Memphis Financing Company, L.L.C., a Delaware limited liability company (the "Additional Lessee"), Equity Inns, Inc., a Tennessee corporation ("ENNS"), Equity Inns Partnership, L.P., a Tennessee limited partnership ("EIP"), EQI Financing Partnership I, L.P., a Tennessee limited partnership (the "Additional Lessor") and Crossroads Future Company, L.L.C. (the "New Lessee").

                                    RECITALS

         A. EIP and the Partnership are parties to that certain Consolidated Lease Amendment dated as of November 15, 1996 (the "Existing Lease"), which Existing Lease represents (as of the date hereof) forty-eight
(48) separate leases (the "Existing Leases").

         B. EIP currently owns, directly or indirectly, forty-eight (48) hotel properties described in Exhibit A to this Second Amendment that are leased under the Existing Lease to the Partnership.

         C. EIP is transferring to the Additional Lessor as of the date hereof its fee interest in 23 of the hotel properties (the "Transfer Hotels") identified on Exhibit A to this Second Amendment as Transfer Hotels, and in connection with such transfer EIP desires to assign to the Additional Lessor all of its rights under the 23 leases represented by the Existing Lease relating to all of the Transfer Hotels (the "23 Existing Leases").

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         D.      In connection with the transfer of the Transfer Hotels to the
Additional Lessor, at the request of EIP and the Additional Lessor, the Partnership has agreed to assign to the Additional Lessee all of its rights under the 23 Existing Leases.

         E. The Additional Lessor and the Additional Lessee desire to amend certain provisions of the 23 Existing Leases.

         F. EIP and the Partnership desire to amend certain provisions of the Existing Lease relating to the 25 hotel properties (the "Remaining Hotels") identified on Exhibit A as Remaining Hotels.

         G. The parties hereto desire to amend the Master Agreement dated as of November 4, 1996 (as amended by the First Amendment to Master Agreement dated November 15, 1996, the "Original Master Agreement") among IHC, the Partnership, ENNS, EIP, and New Lessee to make certain amendments and other agreements with respect to the foregoing and the Original Master Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Master Agreement.

         2.      ASSIGNMENT AND ASSUMPTION OF THE 23 EXISTING LEASES.

                 a.       By EIP and the Additional Lessor:





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                          (i)     EIP hereby (A) assigns to the Additional
                 Lessor all of its right, title and interest in and to the 23 Existing Leases and (B) conveys, transfers and assigns to the Additional Lessor all of its interest in and to any fixtures, equipment and other personal property used in connection with the Transfer Hotels.

                          (ii) The Additional Lessor hereby (A) accepts the assignments, conveyances and transfers in paragraph (i) above and (B) assumes all of the obligations of the "Lessor" under the 23 Existing Leases accruing from and after the date hereof.

                          (iii) EIP hereby agrees to hold the Additional Lessor harmless from the obligations and liabilities of the "Lessor" under the 23 Existing Leases arising from or relating to events or circumstances occurring prior to the date hereof. The Additional Lessor hereby agrees to hold EIP harmless from the obligations and liabilities of the "Lessor" under the 23 Existing Leases arising from or relating to events or circumstances occurring on or after the date hereof.

                 b.       By the Partnership and the Additional Lessee:

                          (i) The Partnership hereby (A) assigns to the Additional Lessee all of its right, title and interest in and to the 23 Existing Leases and (B) conveys, transfers and assigns to the Additional Lessee all of its interest in and to any fixtures, equipment and other personal property used in connection with the Transfer Hotels.





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                          (ii)    The Additional Lessee hereby (A) accepts the
                 assignments, conveyances and transfers in paragraph (i) above and (B) assumes all of the obligations of the "Lessee" under the 23 Existing Leases accruing from and after the date hereof.

                          (iii) The Partnership hereby agrees to hold the Additional Lessee harmless from the obligations and liabilities of the "Lessee" under the 23 Existing Leases arising from or relating to events or circumstances occurring prior to the date hereof. The Additional Lessee hereby agrees to hold harmless the Partnership from the obligations and liabilities of the "Lessee" under the 23 Existing Leases arising from or relating to events or circumstances occurring on or after the date hereof.

                 c. EIP agrees to look solely to the Partnership and the IHC Guarantees with respect to the obligations of the "Lessee" under the 23 Existing Leases accruing, or arising from or relating to events or circumstances occurring, prior to the date hereof; and the Additional Lessor agrees that it will have no rights or claims with respect thereto. Except as provided in Section 2.e below, the Additional Lessor agrees to look solely to the Additional Lessee and the IHC Guarantees with respect to the obligations of the "Lessee" under the 23 Existing Leases accruing, or arising from or relating to events or circumstances occurring, from and after the date hereof; and EIP agrees that it will have no rights or claims with respect thereto.

                 d. The Partnership agrees to look solely to EIP with respect to the obligations of the "Lessor" under the 23 Existing Leases accruing, or arising from or relating to





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         events or circumstances occurring, prior to the date hereof; and the
         Additional Lessee agrees that it will have no rights or claims with respect thereto. Except as provided in Section 2.e below, the Additional Lessee agrees to look solely to the Additional Lessor with respect to the obligations of "Lessor" under the 23 Existing Leases accruing, or arising from or relating to events or circumstances occurring, from and after the date hereof; and the Partnership agrees that it will have no rights or claims with respect thereto.

                 e. Notwithstanding Sections 2.c and 2.d above, (i) the Additional Lessor may also look to the Partnership to the extent of the Partnership's guaranty of the indemnification obligations of the "Lessee" contained in the Successor Consolidated Lease Amendment described in Section 3.a below and (ii) the Additional Lessee may also look to EIP to the extent of EIP's guaranty of the indemnification obligations of the "Lessor" contained in such Successor Consolidated Lease Amendment.

         3.      MODIFICATION AND AMENDMENT OF THE EXISTING LEASE.

                 a. Contemporaneously with the execution of this Agreement, the Additional Lessor and the Additional Lessee shall execute the Successor Consolidated Lease Amendment pursuant to which the 23 Existing Leases shall be restated and amended, effective as of the date hereof.

                 b. Contemporaneously with the execution of this Agreement, EIP and the Partnership shall execute the First Amendment to Consolidated Lease Amendment pursuant to which the 25 leases represented by the Existing Lease relating to the Remaining Hotels shall be amended, effective as of the date hereof.





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         4.      AMENDMENTS TO THE ORIGINAL MASTER AGREEMENT.  The following amendments to the Original Master Agreement shall be effective as of the date hereof:

                 a. Section 1.3(a) of the Original Master Agreement shall be amended by inserting after each use of the words, "New Lessee" the words ", Additional Lessee."

                 b. Section 1.3(b) of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                          (b)  For the purposes of this Agreement, the
                          following shall constitute the "REIT Requirements":

                                  (i)      The average of the adjusted tax
                          bases of EIP's or Additional Lessor's personal property that is leased to the Partnership, Additional Lessee, or New Lessee under each Lease at the beginning and end of a calendar year cannot exceed 15% of the average of the aggregate adjusted tax bases of all of EIP's or Additional Lessor's property that is leased to the Partnership, Additional Lessee or New Lessee under such Lease at the beginning and end of such calendar year.

                                  (ii)     None of the Partnership, Additional
                          Lessee or New Lessee can sublet the property that is leased to it by EIP or Additional Lessor, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (x) the net income or profits derived by the business activities of the





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                          sublessee or (y) any other formula such that any
                          portion of the rent paid by the Partnership, Additional Lessee or New Lessee to EIP or Additional Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code.

                                  (iii)    None of the Partnership, Additional
                          Lessee or the New Lessee can sublease the property leased to it by EIP or Additional Lessor to, or enter into any similar arrangement with, any person in which ENNS owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code.

                                  (iv)     ENNS cannot own, directly or
                          indirectly, a 10% or more interest in IHC, the Partnership, Additional Lessee or New Lessee, within the meaning of Section 856(d)(2)(B) of the Code.

                                  (v)      No person can own, directly or
                          indirectly, capital stock of ENNS that exceeds the "Limit" (as defined in ENNS's Charter, as amended and restated).

                 c. Section 1.3(c) of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                          (c) IHC, the Partnership, Additional Lessee and New Lessee agree that during the period beginning on the Closing and ending on the earlier to occur of (x) the date no Lease remains in effect, and (y) ENNS ceases to be qualified as a real estate investment trust under the Code (the





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                 "Notice Period"), to notify ENNS, and to use their reasonable efforts to permit the REIT Requirements to be satisfied, including but not limited to, providing ENNS with information regarding the ownership of IHC, the Partnership, Additional Lessee, New Lessee and their direct or indirect wholly owned Subsidiaries, if and to the extent the satisfaction of the REIT requirements is within the reasonable control of IHC, the Partnership, Additional Lessee and New Lessee, all at the expense of ENNS. Upon request by ENNS made during the Notice Period and at the expense of ENNS, IHC, the Partnership, Additional Lessee and New Lessee agree to cooperate with ENNS and agree to take reasonable steps requested by ENNS necessary to maintain the REIT Requirements. Notwithstanding the foregoing, none of IHC, the Partnership, Additional Lessee, or New Lessee shall be obligated to take any action which could reasonably be expected to materially adversely affect IHC, the Partnership, Additional Lessee or New Lessee. Notwithstanding anything to the contrary contained in this Agreement, in no event shall IHC, the Partnership, Additional Lessee or New Lessee be liable to ENNS, EIP or Additional Lessor for any consequential damages relating to, resulting from or arising out of a breach or alleged breach of this Section 1.3.

                 d. Section 1.4 of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                          1.4  Financial Reports





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                                  (a)      During the period beginning on the
                          Closing and ending on the date no Lease remains in effect, IHC, New Lessee, the Partnership and Additional Lessee agree to provide to ENNS, EIP and Additional Lessor the following financial reports and information within the specified time periods at the Partnership's, Additional Lessee's or New Lessee's expense (so as to permit ENNS to file its required 1934 Act reports and file and have declared effective its 1933 Act registration statements):

                                        (i)     Not more than 30 days following
                                  the end of each of the first three calendar quarters of each year, quarterly unaudited financial statements, including balance sheet, statement of operations, statement of shareholders' equity, statement of cash flows and related schedules for the Partnership, Additional Lessee and New Lessee for the most recently ended calendar quarter, calendar year to date and comparable prior year periods prepared in conformity with GAAP;

                                        (ii)    Not more than 60 days following
                                  the end of each calendar year, audited annual financial statements and schedules for the Partnership, Additional Lessee and New Lessee for the most recently ended calendar year prepared





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                                  in accordance with GAAP, audited by a
                                  national accounting firm.

                                        (iii)   During the time periods set
                                  forth in (i) and (ii) above, any historical financial information necessary to re-state historical financial information of the Partnership, Additional Lessee or New Lessee to conform to the presentation of each of the Partnership's, Additional Lessee's or New Lessee's audited and unaudited financial statements at any future time; and

                                        (iv)    on a timely basis, at EIP's,
                                  ENNS' or Additional Lessor's expense, any other information with respect to the Partnership, Additional Lessee or New Lessee or the Leased Hotels necessary to permit ENNS to file on a timely basis its audited annual (calendar fiscal year) and unaudited quarterly financial statements and schedules for EIP and Additional Lessor (but not separate financial statements for the Leased Hotels) with the Securities and Exchange Commission.

                                  (b)      If requested by ENNS, and at EIP's,
                          ENNS' or Additional Lessor's expense, IHC, New Lessee, the Partnership, and Additional Lessee will permit ENNS, EIP and Additional Lessor and their independent public accountants, counsel, financial advisors, underwriters,





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                          underwriter's counsel, rating agencies and lenders to
                          continue to have access (during normal business hours and upon three business days notice) to review (i) the financial records of the Leased Hotels and perform generally accepted auditing procedures with respect to the Partnership, Additional Lessee, New Lessee and the Leased Hotels and (ii) such other records and documents with respect to each Leased Hotel as ENNS, EIP or Additional Lessor may reasonably request.

                                  (c)  The Partnership, Additional Lessee and
                          New Lessee shall use their reasonable best efforts to cause the independent public accountants preparing audits of the Partnership, Additional Lessee and New Lessee to provide ENNS, Additional Lessor and the Partnership with all consents of such accountants required for ENNS', EIP's or Additional Lessor's filings with the SEC under the 1933 Act and the 1934 Act or to have ENNS', EIP's or the Additional Lessor's registration statements declared effective by the SEC under the 1933 Act.

                                  (d)  IHC, the Partnership, Additional Lessee
                          and New Lessee shall continue to provide EIP, ENNS and the Additional Lessor true and accurate daily operating and financial reports in the form set forth on Schedule 1.4 with respect to each Leased Hotel.

                 e. Section 1.8(a)(ii) of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:





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                                        (ii) in the event of a Default by the
                                  Partnership, Additional Lessee or New Lessee hereunder or under the Leases; or

                 f. Section 1.8(b) of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                                  (b) The purchase option and right of first
                          offer granted pursuant to Sections 1.6 and 1.7 hereof may be terminated by the Partnership, Additional Lessee or New Lessee in the event of a Default by EIP, ENNS or Additional Lessor hereunder or under the Leases.

                 g. Section 1.11 of the Original Master Agreement shall be amended by deleting the clause "EIP or ENNS, on the one hand, or IHC, the Partnership or New Lessee" and substituting therefor the clause "EIP, ENNS or Additional Lessor, on the one hand, or IHC, the Partnership, New Lessee or Additional Lessee".

                 h. Section 2.1 of the Original Master Agreement shall be deleted in its entirety (except as otherwise provided below) and the following substituted therefor:

                          2.1 Representations and Warranties of EIP, ENNS and Additional Lessor. As used herein, the terms "to the knowledge of" or similar phrase, shall mean actual knowledge of an executive officer of ENNS or the general partner of EIP or Additional Lessor based solely on a written notice or notification to ENNS, EIP or Additional Lessor from a third party and does not include any knowledge any such officer may have obtained in any other capacity. EIP, ENNS and Additional Lessor each hereby represents and warrants to the Partnership, New Lessee, IHC and Additional Lessee as follows:





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                                  2.1.1    Organizational Matters.  (a) Each of
                          EIP and Additional Lessor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the requisite partnership power and authority to own, lease or otherwise hold the assets owned, leased or otherwise held by it and to carry on its business as presently conducted by it. Each of EIP and Additional Lessee is duly qualified to do business as a foreign limited partnership under the laws of the jurisdictions where such qualification is necessary or required to operate its assets and/or conduct its business.

                                  (b)      [Unchanged from Original Master
                          Agreement]

                                  (c)      EQI Financing Corporation ("EQI
                          GP"), a wholly owned subsidiary of General Partner and the general partner of the Additional Lessor, is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the requisite corporate power to own, lease or otherwise hold the assets owned, leased or otherwise held by it and to carry on its business as presently conducted by it. EQI GP is duly qualified to do business as a foreign corporation under the laws of the jurisdictions where such qualification is necessary or required to operate its assets and/or conduct its business.

                                  2.1.2 Authorization and Effect of Agreement. Each of ENNS, EIP and Additional Lessor has the requisite corporate or partnership power and authority to execute and deliver this Agreement, and each of





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                          EIP and Additional Lessor has the requisite
                          partnership power to execute and deliver the Consolidated Lease Amendment, the First Amendment to Consolidated Lease Amendment and the Successor Consolidated Lease Amendment (collectively, "Consolidated Leases") to which it is a party and each Lease to which it is a party and to perform the transactions contemplated hereby and thereby to be performed by each of them. The execution and delivery by EIP, Additional Lessor and ENNS of this Agreement and the execution and delivery by each of EIP and Additional Lessor of the Consolidated Leases to which it is a party and the performance by EIP, Additional Lessor and ENNS of the transactions contemplated hereby and thereby to be performed by it have been duly authorized by all necessary action on the part of EIP, Additional Lessor and ENNS. This Agreement has been duly executed and delivered by EIP, Additional Lessor and ENNS, and the Consolidated Leases have been duly executed and delivered by EIP or Additional Lessor, as the case may be, and, assuming the due execution and delivery of this Agreement and the Consolidated Leases by the Partnership, New Lessee, Additional Lessee and/or IHC, as the case may be, constitute valid and binding agreements of EIP, Additional Lessor and ENNS enforceable in accordance with their respective terms.

                                  2.1.3  No Restrictions.  The execution and
                          delivery of this Agreement by EIP, Additional Lessor and ENNS and execution and





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                          delivery of the Consolidated Leases by EIP or
                          Additional Lessor, as the case may be, and the performance by EIP, Additional Lessor and ENNS of the transactions contemplated hereby and thereby to be performed by each of them will not violate any law, rule, regulation, judgment, order or decree applicable to EIP, Additional Lessor or ENNS or conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, any provision of the partnership agreement of EIP or Additional Lessor or the charter or bylaws of ENNS or any material agreement, contract, lease, or other instrument or obligation to which EIP, Additional Lessor or ENNS is a party or by which its assets are bound (subject to obtaining the consents described on Schedule 2.1.3). Except as set forth on
                          Schedule 2.1.3, no material consent, approval, order or authorization of, notice to or registration, declaration or filing with, any Governmental Authority or other entity, domestic or foreign or other third party is required to be obtained or made by or with respect to EIP, Additional Lessor or ENNS in connection with the execution and delivery of this Agreement or the Consolidated Leases by EIP or Additional Lessor, as the case may be, or the performance by EIP, Additional Lessor or ENNS of the transactions contemplated hereby or thereby to be performed by it.





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                                  2.1.4  No Brokerage or Finder's Fees.  None
                          of EIP, Additional Lessor or ENNS has incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

                                  2.1.5 Litigation; Decrees. To the knowledge of EIP, Additional Lessor and ENNS, there are no lawsuits, claims, administrative or other proceedings pending or threatened which seek to enjoin or otherwise affect the transactions contemplated by this Agreement, or the Consolidated Leases or relate to the conduct of the Current Hotels or against or affecting EIP, Additional Lessor or ENNS or the Current Hotels which, if determined adversely, would have a material adverse effect on the Current Hotels. None of EIP, Additional Lessor or ENNS is in default under any judgment, order or decree of any Governmental Authority applicable to the ownership of the Current Hotels.

                                  2.1.6  Existing Leases.  Each Existing Lease
                          is a valid and binding obligation of EIP and Additional Lessor and is in full force and effect. EIP has performed all obligations required to be performed by it under the Existing Leases and is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any respect thereunder. Each of EIP and Additional Lessor has made available to IHC true, correct and complete copies of each Existing Lease.





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                 i.       Section 2.2 of the Original Master Agreement shall be
         deleted in its entirety (except as otherwise provided below) and the following shall be substituted therefor:

                          2.2 Representations and Warranties of IHC, New Lessee, Partnership and Additional Lessee. IHC, New Lessee, the Partnership and Additional Lessee hereby represent and warrant to EIP, Additional Lessor and ENNS as follows:

                          2.2.1 Organization. (a) [Unchanged from Original Master Agreement, except insert the following at the end of
                 Section 2.2.1(a):]  Additional Lessee   is a limited liability
                 company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite company power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted and as proposed to be conducted under the Successor Consolidated Lease Amendment.

                          (b) [Unchanged from Original Master Agreement except
                 insert the following at the end of Section 2.2.1(b):] Partnership owns all of the outstanding equity interests of the Additional Lessee.

                          2.2.2 Authorization and Effect of Agreement. IHC, New Lessee, Additional Lessee and the Partnership have the requisite corporate, company or partnership power, as applicable, and authority to execute and deliver this Agreement, each of the Partnership and Additional Lessee has the requisite partnership or company power, as applicable, to execute and deliver the Consolidated Leases to which it is a party and New Lessee has the requisite





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                 company power to execute and deliver the Leases to which it is a party and to perform the transactions contemplated hereby and thereby to be performed by each of them. The execution and delivery by IHC, New Lessee, Additional Lessee and the Partnership of this Agreement and the execution and delivery by the Partnership or Additional Lessee, as the case may be, and of the Consolidated Leases, as the case may be, and the performance by IHC, New Lessee, Additional Lessee and the Partnership of the transactions contemplated hereby and thereby to be performed by it have been duly authorized by all necessary action on the part of IHC, New Lessee, Additional Lessee and the Partnership. This Agreement has been duly executed and delivered by IHC, New Lessee, Additional Lessee and the Partnership and the Consolidated Leases have been duly executed and delivered by the Partnership or Additional
                 Lessee, as the case may be, and, assuming the due execution and delivery of this Agreement and the Consolidated Leases by ENNS, EIP and/or Additional Lessor, as the case may be, constitute valid and binding agreements of IHC, New Lessee, Additional Lessee and the Partnership, enforceable in accordance with their respective terms.

                          2.2.3 No Restrictions. The execution and delivery of this Agreement and the Consolidated Leases by IHC, New Lessee, Additional Lessee and the Partnership and the performance by IHC, New Lessee, Additional Lessee and the Partnership of the transactions contemplated hereby to be performed by each of them will not violate any law, rule, regulation, judgment, order or decree applicable to IHC, New Lessee, Additional Lessee or Partnership or conflict with,





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                 or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, any provision of the articles of incorporation or bylaws of Company or IHC, the certificate of limited partnership and partnership agreement of the Partnership or the certificate of formation or the limited liability company agreement of the Additional Lessee or any material agreement, contract, lease or other instrument to which Company, IHC, New Lessee, Additional Lessee or the Partnership is a party or by which any of their assets are bound. Except as set forth on
                 Schedule 2.2.3, no material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other entity domestic or foreign or other third party is required to be obtained or made by or with respect to IHC, New Lessee, Additional Lessee or the Partnership in connection with the execution and delivery of this Agreement or the Consolidated Leases by IHC, New Lessee, Additional Lessee or the Partnership or the performance by IHC, New Lessee, Additional Lessee or the Partnership of the transactions contemplated hereby or thereby to be performed by each of them.

                          2.2.4 No Brokerage or Finder's Fees. None of IHC, the Partnership, Additional Lessee, or New Lessee has incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

                          2.2.5 Leases. The execution and delivery of the Consolidated Leases and the performance by the Partnership and Additional Lessee of the transactions contemplated thereby to be performed by the Partnership and Additional Lessee have been duly authorized by all necessary action on the part of the Partnership and Additional Lessee. Upon execution and delivery of the Consolidated Leases by the Partnership or Additional Lessee, as the case may be, and EIP or Additional Lessor, as the case may be, the Consolidated Leases will constitute a valid and binding obligation of the Partnership or Additional Lessee, as the case may be, enforceable in accordance with its terms.

                          2.2.6 IHC Guarantees. [Unchanged from Original Master Agreement]

                          2.2.7 Real Property. IHC, the Partnership, Additional Lessee and New Lessee have had access to such deeds, title policies, environmental reports, structural or other engineering reports and surveys with respect to the Current Hotels as IHC, the Partnership, Additional Lessee or New Lessee has deemed necessary to its review.

                          2.2.8 Litigation; Decrees. To the knowledge of IHC, New Lessee, Additional Lessee or the Partnership, there are no lawsuits, claims, administrative or other proceedings pending or threatened which seek to enjoin or otherwise affect the transactions contemplated by this Agreement, the Contribution Agreement or the Consolidated Leases.

                 j. Section 5.2 of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                          5.2 Indemnification. (a) Subject to Section 5.1, ENNS, EIP, and Additional Lessor will indemnify, defend and hold harmless the Partnership, Additional Lessee, New Lessee, IHC and its respective directors, officers, partners, employees, agents and representatives from and against any and all Indemnifiable Losses relating to, resulting from or arising out of:

                                  (i) Any breach by EIP, Additional Lessor, or ENNS of any of the representations or warranties of EIP, Additional Lessor, or ENNS contained in this Agreement or in any Sales Agreement;

                                  (ii)  Any breach by EIP, Additional Lessee,
                          or ENNS of any covenant of EIP, Additional Lessor or ENNS contained in this Agreement;

                                  (iii) Any Third Party Claim relating to or
                          arising out of the ownership (but not the operation or management) of the Current Hotels on or prior to the Closing Date;

                                  (iv)  The 1934 Act reports or the 1933 Act
                          registration statements of ENNS, EIP, or the Additional Lessor, other than Indemnifiable Losses arising out of inaccurate information provided to EIP, Additional Lessor or ENNS by the Partnership, Additional Lessee, or New Lessee; and/or

                                  (v) Any and all violations of the ADA other
                          than those caused by the Partnership's, Additional Lessee's, New Lessee's or IHC's negligence or willful misconduct.

                 Notwithstanding the foregoing provisions of this Section 5.2(a) to the contrary, Additional Lessor's obligations to indemnify, defend or hold harmless shall be limited to those instances in which Additional Lessor itself was in breach or otherwise at fault as described above.

                          (b) Subject to Section 5.1, the Partnership, Additional Lessee, New Lessee and IHC will indemnify, defend and hold harmless EIP, Additional Lessor, ENNS and their respective Affiliates, directors, officers, partners, employees, agents and representatives from and against any and all Indemnifiable Losses relating to, resulting from or arising out of any of the following:

                                  (i)  Any breach by the Partnership,
                          Additional Lessee, New Lessee or IHC of any of the representations or warranties of Partnership, Additional Lessee, New Lessee or IHC contained in this Agreement or in any Sales Agreement; and/or

                                  (ii)  Any breach by Partnership, Additional
                          Lessee, New Lessee or IHC of any covenant of Partnership, Additional Lessee, New Lessee or IHC contained in this Agreement.

                          Notwithstanding the foregoing provisions of this
                 Section 5.2(b) to the contrary, Additional Lessee's obligations to indemnify, defend or hold harmless shall be limited to those instances in which Additional Lessee itself was in breach or otherwise at fault as described above.

                 k. Section 6.1 of the Original Master Agreement shall be amended such that notices made to the Additional Lessee shall be made in the same manner in which notices are required to be made to the Partnership and notices made to the Additional Lessor shall be made in the same manner in which notices are required to be made to EIP.

                 l. Section 6.2 of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                            6.2 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by IHC, New Lessee, the Partnership or Additional Lessee and the Leases may not be assigned by New Lessee, the Partnership or Additional Lessee without the prior written consent of EIP, Additional Lessor and ENNS (except to an entity under the control of (i) IHC or Company, (ii) the then senior management of IHC, or (iii) Crossroads Hospitality Company, L.L.C., provided that in connection with any such transaction, any transferee, assignee, successor in interest to IHC, New Lessee, the Partnership or Additional Lessee agrees in writing with EIP, Additional Lessor and ENNS to assume all of IHC's, New Lessee's, the Partnership's, and Additional Lessee's obligations hereunder). During the term of the Leases, IHC, New Lessee, the Partnership and Additional Lessee agree that there will be no change in control of New Lessee, Additional Lessee or the Partnership (except to an entity under the control of (i) IHC or Company, (ii) the then senior management of IHC, or (iii) Crossroads Hospitality Company L.L.C.) and any such change in control shall be deemed an assignment of the Leases and this Agreement and which shall require the prior written consent of EIP, Additional Lessor and ENNS. In no event shall a change in control, merger, consolidation or sale of all or substantially all of the assets of IHC or Company or any successor be deemed to be an assignment hereunder or under the Leases.

                 m. Section 6.3 of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                          6.3 Waiver. IHC, New Lessee, the Partnership and Additional Lessee, on the one hand, and ENNS, EIP and Additional Lessor on the other hand, by written notice to the other may (a) extend the time for performance of any of the obligations or other actions of the other under this Agreement, (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement, (c) waive compliance with any of the conditions or covenants of the other contained in this Agreement, or (d) waive or modify performance of any of the obligations of the other under this Agreement; provided, however, that no such party may, without the prior written consent of such other party, make or grant such extension of time, waiver of inaccuracies or compliance or waiver or modification of performance with respect to its (or any of its Affiliates') representations, warranties, conditions or covenants hereunder. Except as provided in the immediately preceding sentence, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

                 n. Section 6.9 of the Original Master Agreement shall be deleted in its entirety and the following substituted therefor:

                          6.9 Applicable Law. This Agreement and the legal relations among the parties hereto will be governed by and construed in accordance with the substantive Laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflict of laws thereof. Any action arising out of this Agreement may be brought in the state or federal courts of Pennsylvania or Tennessee. The parties hereby irrevocably submit to the exclusive jurisdiction of the appropriate state or federal court in Pennsylvania for the purpose of any suit, action, proceeding or judgement relating to or arising out of this Agreement. Each of the Partnership, IHC, New Lessee, Additional Lessee, ENNS, Additional Lessor and EIP further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Pennsylvania with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Partnership, New Lessee, IHC, Additional Lessee, ENNS, Additional Lessor and EIP irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Supreme Court of the Commonwealth of Pennsylvania or the State of Tennessee, or (b) the United States District Court for the Western District of Pennsylvania or Tennessee, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto unconditionally waive any right to a jury trial for any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby.

                 o. Section VII of the Original Master Agreement shall be amended hereby as follows:

                          (a) the definition of "Leases" shall be deleted in its entirety and the following substituted therefor:

                                  "Leases" shall mean the Consolidated Lease
                          Amendment (as amended), the Successor Consolidated Lease Amendment and/or any lease of a hotel or motel entered into by and between EIP or an Affiliate of EIP and Partnership or New Lessee or an Affiliate of IHC.

                          (b) the term "Transfer Hotels" shall be added and defined as follows:

                                  "Transfer Hotels" shall mean those 23 Current
                          Hotels transferred from EIP to the Additional Lessor and identified as "Transfer Hotels" on Exhibit A to the Second Amendment.

                          (c) the term "Remaining Hotels" shall be added and defined as follows:

                                  "Remaining Hotels" shall mean those 25
                          Current Hotels not transferred by EIP to the Additional Lessor and identified as "Remaining Hotels" on Exhibit A to the Second Amendment.

                                  *    *    *

         As amended hereby, the Original Master Agreement is ratified, confirmed and approved.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  EQUITY INNS, INC.


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------



                                  EQUITY INNS PARTNERSHIP, L.P.

                                  By:  Equity Inns Trust
                                           general partner


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------



                                  EQI FINANCING PARTNERSHIP I, L.P.

                                  By:  EQI Financing Corporation,
                                           general partner


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------


                      SIGNATURES CONTINUED ON NEXT PAGE

                                  INTERSTATE HOTELS CORPORATION


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------


                                  CROSSROADS/MEMPHIS PARTNERSHIP, L.P.
                                  By:  Crossroads/Memphis Company, L.L.C.,
                                       General Partner


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------


                                  CROSSROADS/MEMPHIS FINANCING
                                  COMPANY, L.L.C.


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------


                                  CROSSROADS FUTURE COMPANY, L.L.C.


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------

                      SIGNATURES CONTINUED ON NEXT PAGE

                                  EQUITY INNS/WEST VIRGINIA
                                  PARTNERSHIP, L.P.
                                  By:  Equity Inns Services, Inc.,
                                       General Partner


                                  By:
                                       ---------------------------------------

                                  Name:
                                         -------------------------------------

                                  Title:
                                          ------------------------------------

                                                                       EXHIBIT A

                                 EXISTING LEASE
                                 CURRENT HOTELS



Franchise and City/                              Transfer           Remaining
  State Location                                  Hotel               Hotel
---------------------                            -------            ---------
HAMPTON INN HOTELS
Albany, NY                                                             X
College Station, TX                                  X
Louisville, KY                                       X
Columbus, GA                                         X
Cleveland, OH                                        X
Sarasota, FL                                         X
Fort Worth, TX                                       X
Little Rock, AR                                                        X
Ann Arbor, MI                                        X
Traverse City, MI                                                      X
Chicago (Gurnee), IL                                 X
Dallas (Arlington), TX                                                 X
Milford, CT                                          X
Meriden, CT                                          X
Beckley, WV                                                            X
Gastonia, NC                                         X
Morgantown, WV                                                         X
Shelby, NC                                                             X
Chicago (Naperville), IL                             X
State College, PA                                                      X
Cleveland, TN                                                          X
Scranton, PA                                                           X
Jacksonville, FL                                     X
Fayetteville, NC                                     X
Indianapolis, IN                                     X
Austin, TX                                           X
Dallas (Garland), TX                                 X
Knoxville (Alcoa), TN                                X
Baltimore (Glen Burnie), MD                                            X
Detroit (Northville), MI                                               X
Scottsdale, AZ                                                         X
Chattanooga, TN                                                        X




Franchise and City/                              Transfer           Remaining
 State Location                                   Hotel               Hotel
---------------------                            -------            ---------

RESIDENCE INN HOTELS
Minneapolis (Eagan), MN                                                X
Tinton Falls, NJ                                                       X
Omaha, NE                                           X
Burlington, VT                                                         X
Madison, WI                                         X

HOLIDAY INN HOTELS
Bluefield, WV                                                          X
Oak Hill, WV                                                           X
Charleston (Mt. Pleasant), SC                        X
Winston-Salem, NC                                    X

HOLIDAY INN EXPRESS HOTELS
Wilkesboro, NC                                                         X

COMFORT INN HOTELS
Enterprise, AL                                                         X
Rutland, VT                                                            X
Jacksonville Beach, FL                               X

HOMEWOOD SUITES HOTEL
Hartford (Windsor Locks), CT                                           X
San Antonio, TX                                                        X
Phoenix (Camelback), AZ                                                X

